The following tables present data as of December 31, 1997

                         Composition by Account Balance
                            Representative Portfolio
                                    Percentage                     Percentage
                                    of Total                        of Total
                         Number of  Number of     Receivables      Receivables
Account Balance Range    Accounts   Accounts      Balance            Balance
Credit Balance             38,232     2.01%       $(5,216,092.18)   -(0.18)%
Zero Balance              708,571    37.27%                 -          0.00%
$.01-$1,000.00            377,321    19.84%       143,321,423.93       4.85%
$1,000.01-$3,000.00       341,402    17.95%       663,850,302.02      22.45%
$3,000.01-$5,000.00       260,523    13.70%     1,029,369,514.48      34.80%
$5,000.01-$10,000.00      172,621     9.08%     1,093,058,614.12      36.96%
Over $10,000.00             2,817     0.15%        33,152,981.09       1.12%
 Total                  1,901,487   100.00%    $2,957,536,743.46     100.00%

                          Composition by Credit Limit
                            Representative Portfolio

                                   Percentage                      Percentage
                                   of Total                        of Total
                        Number of  Number of       Receivables     Receivables
Credit Limit Range      Accounts   Accounts          Balance       Balance
$0.01-$1,000.00           41,252      2.17%       $ 10,880,851.29      0.37%
$1,000.01-$2,000.00       72,158      3.79%         44,057,590.59      1.49%
$2,000.01-$3,000.00       89,742      4.72%         88,082,981.57      2.98%
$3,000.01-$4,000.00      132,874      6.99%        159,967,721.89      5.41%
$4,000.01-$5,000.00      267,826     14.08%        393,451,171.00     13.30%
$5,000.01-$10,000.00   1,265,390     66.55%      2,179,659,107.28     73.70%
Over $10,000.00           32,245      1.70%         81,437,319.84      2.75%
 Total                 1,901,487    100.00%     $2,957,536,743.46    100.00%

                      Composition by Period of Delinquency
                            Representative Portfolio

                                  Percentage                      Percentage
Period of Delinquency             of Total                        of Total
 (Days Contractually   Number of  Number of      Receivables      Receivables
     Delinquent)       Accounts   Accounts        Balance         Balance
Current                1,828,664    96.17%    $2,720,588,626.04    91.99%
1-30 Days                 42,680     2.24%       127,746,005.06     4.32%
31-60 Days                 9,656     0.51%        31,322,400.19     1.06%
61 or More Days           20,487     1.08%        77,879,712.17     2.63%
 Total                 1,901,487   100.00%    $2,957,536,743.46   100.00%

                           Composition by Account Age
                            Representative Portfolio

                                    Percentage                     Percentage
                                    of Total                       of Total
                        Number of   Number of     Receivables      Receivables
Account Age Range       Accounts    Accounts        Balance        Balance
0-6 Months               262,045     13.78%     $  501,828,066.33   16.97%
Over 6 to 12 Months      351,554     18.49%        510,323,999.27   17.25%
Over 12 to 24 Months     562,161     29.56%        715,755,211.86   24.20%
Over 24 to 48 Months     349,326     18.37%        634,333,437.72   21.45%
Over 48 Months           376,401     19.80%        595,296,028.28   20.13%
  Total                1,901,487    100.00%     $2,957,536,743.46  100.00%

                 Geographic Distribution by Receivables Balance
                            Representative Portfolio

                                  Percentage                      Percentage
                                  of Total                        of Total
                       Number of  Number of      Receivables      Receivables
                       Accounts   Accounts         Balance        Balance
             CA         184,078      9.68%     $ 284,442,338.18     9.62%
             CT         161,276      8.48%       260,679,619.73     8.81%
             TX         131,413      6.91%       220,757,119.47     7.46%
             NY         126,492      6.65%       184,112,161.17     6.23%
             FL         103,572      5.45%       157,478,655.10     5.32%
             PA          88,214      4.64%       122,635,314.60     4.15%
             IL          74,354      3.91%       120,257,100.13     4.07%
             OH          76,329      4.01%       119,303,986.12     4.03%
             MI          63,170      3.32%        99,654,501.80     3.37%
             NJ          61,968      3.26%        90,207,657.60     3.05%
          Other(1)      830,621     43.69%     1,298,008,289.56    43.89%
          Total       1,901,487    100.00%    $2,957,536,743.46   100.00%

(1)  States with less than 3.05% of the Percentage of Total Receivables
     Balance.